Employee Benefit Plan, Reconciliation of Financial Statement to Form 5500 (Net Assets Available for Benefits) (Details) - EBP-43-1301883-004 [ASSP] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
EBP, Form 5500 Caption, Net Assets [Abstract]
Net assets available for benefits	$ 2,409,768	$ 2,264,562
Net Assets Available for Benefits per the Form 5500	(1,125)	(352)
Net Assets Available for Benefits per the Form 5500	$ 2,408,643	$ 2,264,210